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                                                                EXHIBIT 10.32(B)

                              AMENDMENT NO. 1 TO
                   CONSULTING AND NON-COMPETITION AGREEMENT
                   ----------------------------------------

     This Amendment No. 1 to Consulting and Non-Competition Agreement (this "Amendment") is entered into by and between Catalina Lighting, Inc., a Florida corporation (the "Company") and William D. Stewart ("Stewart"), an individual resident in North Carolina and is effective as of January 1, 2002.

     WHEREAS, on October 1, 1989, the Company and Stewart entered into an Employment Agreement (the "Employment Agreement"), governing the terms of Stewart's employment as Vice President of the Company;

     WHEREAS, between October 1, 1989 and the date hereof, the Company and Stewart entered into the following Amendment to the Employment Agreement: 1) Amendment on August 27, 1990; 2) Amendment No. 2 on April 8, 1991; 3) Amendment No. 3 on June 10, 1992; 4) Amendment No. 4 on October 1, 1993; 5) Amendment No. 5 on October 4, 1994; 6) Amendment No. 6 on June 4, 1999; and 7) Amendment No. 7 on October 1, 1999 (the Employment Agreement and all Amendments thereto referred to as the "Amended Employment Agreement"), governing Stewart's employment as Vice President and Executive Vice President of the Company;

     WHEREAS, on October 1, 1998, the Company provided Stewart notice, pursuant to Article 2 of the Amended Employment Agreement of its intention not to extend the Term of the Amended Employment Agreement beyond the number of years remaining in the term, which number was then three;

     WHEREAS, on December 24, 1999, the Company and Stewart executed a General Release and Severance Agreement (the "Release and Severance Agreement") and entered into that certain Consulting and Non-Competition Agreement (the "Consulting Agreement") pursuant to which the parties agreed, in consideration of certain payments by the Company, that Stewart would agree to certain restrictions regarding his business activities:

     WHEREAS, the parties now desire to amend certain sections of the Consulting Agreement on the terms set forth below;

     THEREFORE, in exchange for good and adequate consideration, the adequacy of which is hereby specifically acknowledged, the Parties agree as follows:

     1. The Company hereby releases Stewart from any and all further obligations pursuant to Article 1 of the Consulting Agreement;

     2. In consideration for such release, Stewart hereby releases the Company from any further obligations pursuant to Article 2 of the Consulting Agreement, including and without limitation to the payments, each in the amount of one hundred and twenty-five thousand dollars ($125,000) to be payable on the first day of January and July 2002.

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     3.   The Company in consideration for release of this obligation in Section
2 (above), effective as of the date of this Amendment through December 24, 2002, hereby releases Stewart from any and all restrictions and/or obligations pursuant to Article IV of the Consulting Agreement and, effective as of the date of this Amendment, hereby deletes Article IV in its entirety from the Consulting Agreement.

     4. The Company and Stewart hereby agree for themselves and any future successors or assigns, to release each other for any claims, debts or causes of action which they may not have against each other arising out of the Consulting Agreement.

     IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first above written.


                                   THE COMPANY

                                   CATALINA LIGHTING, INC., a Florida
                                   Corporation


                                           /s/ ERIC BESCOBY
                                   -------------------------------------
                                   ERIC BESCOBY, Chief Executive Officer


                                   THE CONSULTANT:


                                           /s/ WILLIAM D. STEWART
                                   -------------------------------------
                                   WILLIAM D. STEWART

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